SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2012

TRAILER BRIDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22837	13-3617986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10405 New Berlin Road East Jacksonville, Florida		32226
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904) 751-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

Confirmation of Plan of Reorganization

As previously disclosed, on November 16, 2011, Trailer Bridge, Inc., a Delaware corporation (the “Company”), filed a voluntary petition in the United States Bankruptcy Court for the Middle District of Florida (Case No. 3:11-bk-08348) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). On March 16, 2012, the Court confirmed the Company’s second amended plan of reorganization for Trailer Bridge, Inc. (the “Amended Plan”), which was filed with the Bankruptcy Court on March 14, 2012. The Amended Plan provides for the consummation of certain restructuring transactions and the treatment of claims and equity interests against or with respect to the Debtor, as set forth below. The Amended Plan provides that all existing shares of common stock will be cancelled on the effective date of the plan and new shares of common stock will be issued as set forth below.

Except as otherwise noted, holders of allowed claims against the Debtor will receive, in exchange for such claim, an amount in cash equal to the allowed amount of such claim. Holders of claims in respect of obligations under the Wells Term Loan and Security Agreement, dated June 14, 2007 and the Wells Loan and Security Agreement, dated April 23, 2004 will receive in exchange for such claims an amount in cash equal to the allowed amount of such claims. The MARAD 6.52% and 7.07% Indentures will be reinstated. Holders of claims in respect of obligations pursuant to the 9.25% Senior Secured Notes Due 2011 Indenture, dated as of December 1, 2004 (the “9.25% Notes”), shall receive that holder’s pro rata share of a new note in the principal amount of $65 million. Holders of the 9.25% Notes shall also receive their pro rata share of 48,950 shares of new common stock which will represent at least 91% of the Company’s outstanding shares of common stock.

Holders of general unsecured claims shall receive their pro rata share of a reserve, initially funded in the amount of $3.5 million. The Debtor currently estimates that holders of allowed general unsecured claims shall receive a distribution of greater than 85% of their allowed claims. If the holders of allowed general unsecured claims receive a distribution of greater than 85% of their allowed claims, then holders of the Company’s existing common stock shall receive, on the terms and conditions set forth more fully in the Plan, either (i) cash payment of $.015 per share; or (ii) their pro rata share of new common stock and warrants. If the holders of the allowed general unsecured claims do not receive a distribution of greater than 85% of their allowed claims, the holders of the Debtor’s existing common stock will receive nothing and such new shares will be distributed pro rata to the general unsecured claimants. The record date for the distribution of new shares shall be the date of entry of the confirmation order on the docket of the Bankruptcy Court.

Even after the Bankruptcy Court enters the order confirming the Amended Plan, the Amended Plan will not become effective until the occurrence or waiver of certain conditions precedent, including but not limited to, the (i) entry into an exit facility and all conditions precedent to funding under such facility shall have been satisfied or waived, (ii) all authorizations, consents and regulatory approvals required, if any, in connection with the consummation of the Amended Plan shall have been obtained, and (iii) all actions, documents and agreements necessary to implement the Amended Plan shall have been effected or executed. The Debtor anticipates that the effective date of the Amended Plan will be on or about March 30, 2012. All shares of existing common stock will be cancelled effective on the effective date of the Amended Plan.

The Company anticipates that it will file a Form 15 with the Securities and Exchange Commission on or about March 30, 2012 that will terminate its reporting obligations under the Securities Exchange Act of 1934.

The discussion of the Amended Plan herein is a summary and is qualified in its entirety by the Amended Plan attached hereto as Exhibit 2.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The matters discussed in this report include statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to the future operating performance of the Company. Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. Without limitation, these risks and uncertainties include, (i) potential adverse impact of the bankruptcy case on our business, financial condition or results of operations, including our ability to maintain contracts and other customary and vendor relationships that are critical to our business and the actions and decisions of our creditors and other third parties with interests in our bankruptcy case; (ii) our ability to maintain adequate liquidity to fund our operations during the bankruptcy case and to fund a plan of reorganization and thereafter, including maintaining normal terms with our vendors and service providers during the bankruptcy case and complying with the covenants and other terms of our financing agreements; (iii) our ability to obtain court approval with respect to motions in the bankruptcy case prosecuted from time to time and to develop, prosecute, confirm and consummate a plan of reorganization with respect to the bankruptcy case and to consummate all of the transactions contemplated by such plan of reorganization; (iv) risks associated with third party seeking and obtaining court approval to terminate or shorten the exclusivity period for the company to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 Case to a Chapter 7 case; and (v) those factors identified in our filings with the Securities and Exchange Commission as may be accessed at www.sec.gov.

An additional description of the Company’s risk factors is described in Part 1 – Item 1A. “Risk Factors” filed on Form 10-K for the year ended December 31, 2010 and the risk factors described in Part 11 – Item 1A. “Risk Factors” on Form 10-Q for the quarter ended September 30, 2010. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit 2.1    Second Amended Plan of Reorganization of Trailer Bridge, Inc. dated March 14, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILER BRIDGE, INC.

Date: March 20, 2012	By:	/s/ William G. Gotimer, Jr.
William G. Gotimer, Jr.
Co-Chief Executive Officer and General Counsel

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